Filed pursuant to Rule 497(a)(1)
File No. 333-145804
Rule 482ad

APOLLO INVESTMENT CORPORATION ANNOUNCES PUBLIC OFFERING

AND

REAFFIRMS EX-DIVIDEND DATE

NEW YORK — September 10, 2007 — Apollo Investment Corporation (NASDAQ: AINV) announced that it plans to make a public offering of 13,000,000 shares of its common stock. Apollo Investment Corporation plans to also grant the underwriters an option to purchase up to an additional 1,950,000 shares of common stock to cover over-allotments, if any. The offering price of the shares will be determined by market conditions at the time of pricing in consultation with the underwriters of the offering. The offering of the shares will be made under the Company's shelf registration statement filed with the Securities and Exchange Commission.

The Company expects to use the net proceeds of this offering to repay outstanding indebtedness, to fund investments in portfolio companies and for general corporate purposes.

The Company also announced on September 5th that its Board of Directors declared its second fiscal quarter 2008 dividend of $0.52 per share, payable on September 27, 2007 to shareholders of record as of September 13, 2007. The ex-dividend date is September 11, 2007.

Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Bear, Stearns & Co. Inc., and Wachovia Capital Markets, LLC are acting as representatives of the underwriters.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Apollo Investment Corporation before investing. The prospectus contains this and other information about Apollo Investment Corporation and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

A copy of the prospectus for the offering may be obtained from: Citigroup Global Markets Inc., Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220 (telephone number: 800-831-9146; email: batprospectusdept@citigroup.com); J.P. Morgan Securities Inc., 4 Chase Metrotech Center, CS Level, Brooklyn, NY 11245, (telephone number: 866-430-0686); Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Prospectus Department (telephone number: 631-274-8321) and Wachovia Capital Markets, LLC, 375 Park Avenue, 4th Floor, New York, NY 10152, Attn: Equity Syndicate, or equity.syndicate@wachovia.com.

About Apollo Investment Corporation

Apollo Investment Corporation, or the Company, is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company's investment portfolio is principally in middle-market private companies. The Company invests primarily in mezzanine loans and senior secured loans in furtherance of its business plan and also invests in the equity of portfolio companies. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor.

Forward-Looking Statements

Statements included herein may constitute "forward-looking statements." These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

Contact:

Richard L. Peteka

Apollo Investment Corporation

(212) 515-3488